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[LOGO]

[LETTERHEAD]


                                               December 9, 1997




First Trust of New York, National Association
100 Wall Street, Suite 2000
New York, NY 10005

     Re:  Increase in Size of the Commercial Paper Program of
          Alliance Capital Management L.P. (the "Partnership")
          ----------------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 4(e) of the Issuing and Paying Agency Agreement, dated March 21, 1996 (the "Agreement"), entered into between you and the Partnership, we hereby notify you that, effective November 20, 1997, the Partnership has authorized an increase in the aggregate principal amount of Commercial Paper Notes that may be outstanding at any time from $100,000,000 to $250,000,000.

     All terms used and not otherwise defined between herein shall have the meanings specified in the Agreement.

                                   Alliance Capital Management L.P.

                                   By:  Alliance Capital Management
                                        Corporation, its General Partner


                                   By:  /s/ Robert Joseph, Jr.
                                      -------------------------
                                       Name: Robert Joseph, Jr.
                                            -------------------
                                       Title: CFO
                                             ------------------


Agreed to and accepted
this 16 day of December, 1997

First Trust of New York, National Association as Issuing and Paying Agent


By:  /s/ Kenneth M. Racioppo
   --------------------------------
    Name: Kenneth M. Racioppo
         --------------------------
    Title: Assistant Vice President
          -------------------------


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                                 AMENDED AND RESTATED
                          COMMERCIAL PAPER DEALER AGREEMENT


This Commercial Paper Dealer Agreement, dated December 23, 1994, amended as of March 21, 1996 and amended and restated as of December 19, 1997, confirms the agreement among Goldman, Sachs & Co. ("Goldman"), formerly Goldman Sachs Money Markets, L.P., NationsBanc Montgomery Securities, Inc. ("NMSI") and Alliance Capital Management L.P. (the "Partnership") whereby each of Goldman and NMSI, severally and not jointly, will act as a dealer with respect to the promissory notes to be issued by the Partnership, which will be issued either in physical bearer form or book-entry form. Each of Goldman and NMSI is also sometimes referred to herein as a "Dealer" and collectively as the "Dealers." Notes in book-entry form will be represented by master notes registered in the name of a nominee of The Depository Trust Company ("DTC") and recorded in the book-entry system maintained by DTC. The promissory notes shall (a) be issued in denominations of not less than $100,000; (b) have maturities not exceeding 270 days from the date of issue; and (c) not contain any condition of redemption or right to prepay. Such notes, including the master notes, shall hereinafter be referred to as "Commercial Paper" or "Notes."

     1. (a) The Partnership represents and warrants to the Dealers that: (i) the Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware; (ii) this Agreement and the issuing and paying agency agreement dated March 21, 1996 with First Trust of New York, National Association, as successor to BankAmerica National Trust Company (the "Issuing and Paying Agent", which term shall include any successor issuing and paying agent to First Trust of New York, National Association, under such agreement), a copy of which has been provided to each of the Dealers (as such agreement may be amended or supplemented from time to time, the "Issuing Agreement"), have been duly authorized, executed and delivered by the Partnership and each constitutes the valid and legally binding obligation of the Partnership enforceable in accordance with its respective terms subject to any applicable law relating to or affecting indemnification for liability under the securities laws, and except to the extent such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and the applicability of equitable principles thereto whether in a proceeding of law or in equity; (iii) the Notes have been duly authorized and, when issued and duly delivered in accordance with the Issuing Agreement, will constitute the valid and legally binding obligations of the Partnership, enforceable in accordance with their terms, except to the extent such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and the applicability of equitable principles thereto whether in a proceeding of law or in equity; (iv) the information memorandum approved by the Partnership for distribution pursuant to
Section 7 hereof (the "Information Memorandum") and the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and other documents subsequently filed by the Partnership with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (together, the "Offering Materials"), taken as a whole, except insofar as any information therein relates to Goldman or NMSI (or their respective affiliates) in its capacity as dealer hereunder, do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make


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the statements made therein, in the light of the circumstances under which they were made, not misleading; (v) the offer and sale of the Notes in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 3(a)(3) thereof; and (vi) the Partnership is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          (b) Each sale of a Note by the Partnership under this Agreement shall constitute an affirmation that the foregoing representations and warranties remain true and correct at the time of sale, and will remain true and correct at the time of delivery, of such Note.

     2. Each of the Dealers may, from time to time, but shall not be obligated to, purchase Commercial Paper from the Partnership.

     3. Prior to the initial issuance of Commercial Paper, the Partnership shall have delivered to each of the Dealers an incumbency certificate identifying persons authorized to sign Commercial Paper on the Partnership's behalf and containing the true signatures of each of such persons.

     4. Prior to the initial issuance of Commercial Paper, the Partnership shall have supplied each of the Dealers with an opinion or opinions of counsel addressing the matters set forth in paragraph 1(a)(i)-(iii), (v) and (vi) above and such other matters as the Dealers shall reasonably request, such opinion or opinions to be in form and substance satisfactory to the Dealers.

     5. All transactions in Commercial Paper between each of the Dealers and the Partnership shall be in accordance with the custom and practice in the commercial paper market. In accordance with such custom and practice, the purchase of Commercial Paper by the applicable Dealer shall be negotiated verbally between the applicable Dealer's personnel and the authorized representative of the Partnership. Such negotiation shall determine the principal amount of Commercial Paper to be sold, the discount rate or interest rate applicable thereto, and the maturity thereof. The applicable Dealer's fee for such sales shall be included in the discount rate with respect to Commercial Paper issued at a discount, or stated separately as a fee, in the case of Commercial Paper bearing interest. The applicable Dealer shall confirm each transaction made with the Partnership in writing in such Dealer's customary form. Delivery and payment of Commercial Paper shall be effected in accordance with the Issuing Agreement.

     6. The applicable Dealer shall pay for the Notes purchased by such Dealer in immediately available funds on the business day such Notes, executed in a manner satisfactory to such Dealer, are delivered to such Dealer in the case of physical bearer Notes, or in the case of book-entry Notes, on the business day such Notes are credited to such Dealer's Participant Account at DTC. Payment shall be made in any manner permitted in the Issuing Agreement. The amount payable by the applicable Dealer to the Partnership shall be (i) in the case of discount Notes, the face value thereof less the original issue discount and less the compensation


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payable to such Dealer and (ii) in the case of interest to follow Notes, the face value thereof less the compensation payable to such Dealer.

     7. From and after the date of this Agreement, the Partnership will supply to each of the Dealers on a continuing basis three copies of all annual and quarterly and other reports filed by the Partnership pursuant to Section 13 of the Exchange Act, and reports mailed by the Partnership to its public unitholders, plus such other information as the Dealers may reasonably request. The Partnership understands, however, that the Dealers shall distribute or otherwise use any informational documents concerning the Partnership, including the Information Memorandum, only with the prior review and approval of the Partnership. The Partnership further undertakes to supply copies of such reports when requested by any Commercial Paper customer of the Dealers, as set forth in the Information Memorandum. The Partnership further agrees to notify the Dealers promptly upon the occurrence of any event or other development, the result of which causes the informational documents and the Partnership's annual or quarterly and other reports filed pursuant to Section 13 of the Exchange Act, taken as a whole, to include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     8. (a) The Partnership agrees to indemnify and hold harmless each Dealer and each person, if any, who controls such Dealer within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Indemnitee"), against any and all losses, claims, damages, liabilities or expenses, joint or several, to which any Indemnitee may become subject, under the Act, the Exchange Act, or otherwise, insofar as such losses, claims damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in the Offering Materials, taken as a whole, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, or any breach of its agreements contained in this Agreement, and the Partnership further agrees to reimburse each Indemnitee for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Partnership will not be liable in any such case to the extent that any such loss, claim damage, liability or expense arises out of or is based upon such untrue statement or omission contained in the Offering Materials which relates to the Dealers (or their respective affiliates) in their capacity as dealer hereunder.

          (b) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph 8(a) is for any reason held unavailable (otherwise than in accordance with the provision stated therein), the Partnership shall contribute to the aggregate costs of satisfying any loss, damage, liability or expense sought to be charged against or incurred by any Indemnitee in such proportion as is appropriate to reflect the relative benefits received by the Partnership on the one hand and the Dealers on the other from the offering of the Notes. For purposes of this paragraph 8(b), the "relative benefits" received by the Partnership shall be equal to the aggregate net proceeds received by the Partnership from


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Notes sold pursuant to this Agreement and the "relative benefits" received by each Dealer shall be equal to the aggregate commissions and fees earned by such Dealer hereunder.

     9. This Agreement may be terminated by the Partnership or either Dealer, with respect to such Dealer, upon thirty days' notice to the Dealers or the Partnership, as the case may be. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     If the foregoing accurately reflects our agreement, please sign the enclosed copy in the space provided below and return it to the undersigned.

     The parties hereto have caused the execution of this Agreement on the date first provided above.

                         Alliance Capital Management L.P.

                         By:  Alliance Capital Management
                              Corporation, its General Partner


                         By:
                              -----------------------------------
                              Title:


                         Goldman, Sachs & Co.


                         By:
                              -----------------------------------
                                     Authorized Signatory


                         NationsBanc Montgomery Securities, Inc.


                         By:
                              -----------------------------------
                              Title:



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